Acquisition (Tables)	12 Months Ended
Dec. 31, 2013
Acquisition
Summary of the acquisition-date fair value of the identifiable assets acquired, the liabilities assumed and the noncontrolling interest (excluding the effect of the cash capital injection) in connection with the business combination
April 8, 2011
RMB
Total assets	184,382
Total liabilities	(99,129)
Net assets acquired	85,253
Less: noncontrolling interest	17,051
Deemed cash consideration	16,000
Gain on bargain purchase	52,202